EXHIBIT 24.1

                               POWERS OF ATTORNEY
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       (Gentle Dental Service Corporation Employee Stock Purchase Plan and
             Professional Corporation Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Gentle Dental Service Corporation, does hereby constitute and appoint Dany Y. Tse and L. Theodore Van Eerden and each of them his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Gentle Dental Service Corporation or as an officer or director of said Company, or otherwise) any and all instruments that said attorney and agent may deem necessary or advisable to enable Gentle Dental Service Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Gentle Dental Service Corporation issuable pursuant to its Employee Stock Purchase Plan and its Professional Corporation Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Gentle Dental Service Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  April 15, 1997



DANY Y. TSE                            L. THEODORE VAN EERDEN
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Dany Y. Tse                            L. Theodore Van Eerden


RICHARD A. ARMSTRONG                   KENNETH L. HOOTEN
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Richard A. Armstrong                   Kenneth D. Hooten


DANIEL P. HUNT                         JERALD L. WILLBUR
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Daniel P. Hunt                         Jerald L. Willbur


CRAIG W. WONG
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Craig W. Wong                          Paul H. Keckley


GERALD R. AARON
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Gerald R. Aaron